Exhibit 10.305

Counterpart to Registration Rights Agreement
September 30, 2015
Each of the undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor, as defined in the Registration Rights Agreement, dated June 30, 2014 by and among Endo Finance LLC, a Delaware limited liability company and Endo Finco Inc., a Delaware corporation, the Guarantors party thereto, Citigroup Global Markets Inc. and RBC Capital Markets, relating to the 5.375% Senior Notes due 2023, to be bound by the terms and provisions of such Registration Rights Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this counterpart as of the date first written above.

PAR PHARMACEUTICAL COMPANIES, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

PAR PHARMACEUTICAL, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

ANCHEN INCORPORATED
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

PAR, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to Registration Rights Agreement Counterpart - 5.375% Senior Notes due 2023]

JHP GROUP HOLDINGS, INC
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

JHP ACQUISITION, LLC
as a Guaranteeing Subsidiary
by JHP GROUP HOLDINGS, Inc., as Manager

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

PAR STERILE PRODUCTS, LLC
as a Guaranteeing Subsidiary
by JHP ACQUISITION, LLC, as Manager
by JHP GROUP HOLDINGS, INC., its manager

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to Registration Rights Agreement Counterpart - 5.375% Senior Notes due 2023]

ANCHEN PHARMACEUTICALS, INC
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to Registration Rights Agreement Counterpart - 5.375% Senior Notes due 2023]

KALI LABORATORIES, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to Registration Rights Agreement Counterpart - 5.375% Senior Notes due 2023]

INNOTEQ, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to Registration Rights Agreement Counterpart - 5.375% Senior Notes due 2023]

PAR LABORATORIES EUROPE, LTD
as a Guaranteeing Subsidiary

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

[Signature Page to Registration Rights Agreement Counterpart - 5.375% Senior Notes due 2023]

ENDO FINANCE IV LIMITED
as a Guaranteeing Subsidiary

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

[Signature Page to Registration Rights Agreement Counterpart - 5.375% Senior Notes due 2023]